EX-99.906CERT

Certification Under Section 906

of the Sarbanes-Oxley Act of 2002

Kaysie P. Uniacke, Chief Executive Officer, and John M. Perlowski, Chief Financial Officer of Goldman Sachs Variable Insurance Trust (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSRS for the period ended June 30, 2003 (the “Form N-CSRS”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in this Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust
/s/ Kaysie P. Uniaccke	/s/ John M. Perlowski

Kayrie P. Uniacke	John M. Perlowski
Date: August 14, 2003	Date: August 14, 2003

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.